UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 26, 2006
TRIPATH IMAGING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22885 (Commission File Number)	56-1995728 (IRS Employer Identification No.)
780 Plantation Drive
Burlington, North Carolina 27215
(Address of Principal Executive Offices) (Zip Code)
(336) 222-9707
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On November 9, 2005, the Company filed a Form 8-K reporting that Gail F. Lieberman was elected to the Board of Directors of the Company on November 3, 2005 and that the Board had not then determined which committee(s) she would serve on. This amendment to that Form 8-K is being filed to report that on January 26, 2006, the Board of Directors appointed Gail F. Lieberman to serve on the Audit Committee of the Board of Directors. In order to allow each of the Audit Committee, Compensation Committee and Nominating and Governance Committee to have three members, Arthur T. King, Ph.D. has moved to the Compensation Committee (which previously had two members) and remains as the Chair of the Nominating and Governance Committee.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPATH IMAGING, INC.
Dated: January 30, 2006	By:	/s/ Stephen P. Hall
Stephen P. Hall
Chief Financial Officer Principal Accounting Officer

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